                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) March 31, 1998


                          ONE LIBERTY PROPERTIES, INC.
               (Exact name of registrant as specified in charter)

        Maryland                   0-11083                        13-3147497
-------------------------------------------------------------------------
      (State or other       (Commission File No.)                (IRS Employer
       Jurisdiction of                                              I.D. No.)
        Incorporation)

       60 Cutter Mill Road, Suite 303, Great Neck, New York          11021
       -------------------------------------------------------------------
      (Address of principal executive offices)                   (Zip Code)

   Registrant's telephone number, including area code            516-466-3100

Item 2.  Acquisition or Disposition of Assets.

         On March 31, 1998, in an ordinary course of business transaction, a limited liability company in which a wholly-owned subsidiary of Registrant is a 95% member, closed on the acquisition of the property located at 300 Gold Street (a/k/a 131-143 Flatbush Avenue), Brooklyn, New York (the "Property"). The Property is improved with a six story and basement office building containing approximately 66,000 square feet and is situated on approximately 19,391 square feet of land, which includes paved parking for approximately 25 cars. The Property is net leased to the City of New York as assignee of the New York City Transit Authority. The Property is used as a training facility for New York City Police officers. The lease is for a 15 year term expiring October 15, 2002. The current annual rent is $850,000.00. The purchase price was $6,700,000, which was paid in part by a new $4,525,000 mortgage from North Fork Bank. The mortgage is for a five year term (with a right to extend for an additional five years at a fixed rate of interest to be set at 210 basis points above the then yield on five year U.S. Treasuries) and calls for a fixed rate of interest of 7.5% for the first five years and a pay rate based on a 25 year amortization schedule. The balance of the acquisition cost was paid by a $2,380,000 advance under Registrant's line of credit, which line of credit is summarized in Registrant's Form 10-K for the year ended December 31, 1997 under the caption "Credit Agreement". The lenders under the Credit Agreement are Bank Leumi Trust Company of New York and the Commercial Bank of New York as successor to the First Bank of the Americas.

         The seller was Rebecca H. Rawson, a referee in a foreclosure proceeding brought by the beneficial seller of the Property, WHCS Real Estate Limited Partnership, an entity unaffiliated with Registrant or with any director or officer of Registrant. The beneficial seller assigned its bid in foreclosure to Registrant's affiliate and the purchase price disclosed represents the aggregate of the foreclosure bid price and price for the assignment of the foreclosure bid. The purchase price was negotiated at arms-length.

Item 7. Financial Statements, ProForma Financial Information and Exhibits.

Financial Statements:
---------------------

         300 Gold Street
         ---------------

         Report of Independent Auditors
         Statement of Revenues and Certain Expenses
                   for the year ended December 31, 1997
         Notes to Statement of Revenues and Certain Expenses

         One Liberty Properties, Inc.
         ----------------------------

         ProForma Condensed Consolidated Balance Sheet as of
                  December 31, 1997 (Unaudited)
         ProForma Condensed Consolidated Statement of Income for the year ended December 31, 1997 (Unaudited)

Exhibits:

     1. Agreement and Assignment with respect to purchase of 300 Gold Street. Filed as part of exhibit 10.6 to Amendment No. 1 to Registration Statement on Form S-11 (Registration No. 333-45937) and incorporated herein by reference.

     2. Lease dated July 1987 with respect to 300 Gold Street.  Filed as part of exhibit 10.6 to Amendment No. 1 to Registration Statement on Form S-11 (Registration No. 333-45937) and incorporated herein by reference.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        ONE LIBERTY PROPERTIES, INC.

                                          ------------------------------------
                                          By:(s)
                                          Mark H. Lundy
                                          Secretary

Date:    April 9, 1998



                         Report of Independent Auditors


To the Board of Directors of
One Liberty Properties, Inc.

     We have audited the statement of revenues and certain expenses of the property at 300 Gold Street (the "Property"), as described in Note 1, for the year ended December 31, 1997. This financial statement is the responsibility of management of the Property. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Registration Statement (Form S-11) of One Liberty Properties, Inc., and is not intended to be a complete presentation of the Property's revenues and expenses.

     In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property as described in Note 1 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.




March 11, 1998                                    Ernst & Young LLP
New York, New York


                                 300 Gold Street

               Statement of Revenues and Certain Expenses (Note 1)


                      For the year ended December 31, 1997


Revenues:
  Base rent                                                $ 768,333

Certain expenses:
  Management fees                                             12,000
                                                              ------

Revenues in excess of certain expenses                     $ 756,333
                                                           =========



See accompanying notes.


                                 300 Gold Street

               Notes to Statement of Revenues and Certain Expenses

                                December 31, 1997


1.  Basis of Presentation

     Presented herein is the statement of revenues and certain expenses related to the operations of the property, located at 300 Gold Street (also known as 131-143 Flatbush Avenue) in the borough of Brooklyn in New York City, (the "Property"). The Property is comprised of an office building containing 66,000 square feet.

     The accompanying financial statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statements exclude certain expenses that may not be comparable to those expected to be incurred by One Liberty Properties, Inc. (the "Company") in the proposed future operations of the Property. It is expected that the Property will be acquired by the Company in April, 1998. Items excluded consist of interest, amortization and depreciation.

2.  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3.  Revenue Recognition and Concentration of Revenue

     The Property is leased by the New York City Transit Authority (the "Tenant") under an operating lease which expires on October 15, 2002. The lease provides for fixed net rent payments of $800,000 per annum until October 15, 1997 at which time the fixed net rent payments increase to $850,000 per annum through the lease expiration. The fixed net rent is net to the landlord, with the Tenant assuming the sole responsibility for the condition, operation, maintenance and management of the Property. Minimum rental income is recognized on a straight-line basis over the term of the lease. The excess of amounts due pursuant to the underlying lease over amounts so recognized amounted to approximately $ 42,083 for the year ended December 31, 1997.


                                 300 Gold Street

         Notes to Statement of Revenues and Certain Expenses (continued)






4.  Management Agreement

     During  1997  the  Property  was  managed  by  CRG   Management,   LLC.  As
consideration for performing such services, CRG Management, LLC receives a fee equal to $1,000 per month.





                                                                   ONE LIBERTY PROPERTIES, INC. AND SUBSIDIARIES
                                                               ProForma Condensed Consolidated Balance Sheet
                                                                              As of December 31, 1997
                                                                                    (Unaudited)


                                                                                       ASSETS

                                                                                                ProForma
                                                                                                 Adjust-
                                                                             Historical         ments(A)          ProForma
                                                                             ----------         --------          --------

Real estate investments, at cost
     Land                                                                   $ 12,210,147       $ 1,340,000       $ 13,550,147
     Buildings                                                                38,641,419         5,360,000         44,001,419
                                                                              ----------         ---------         ----------
                                                                              50,851,566         6,700,000         57,551,566
         Less accumulated depreciation                                         2,534,582                            2,534,582
                                                                              ----------        ----------         ---------
                                                                              48,316,984         6,700,000         55,016,984
Mortgages receivable - less unamortized discount -
     (substantially all from related parties)                                  5,943,450                            5,943,450
Cash and cash equivalents                                                      1,606,364          (200,000)         1,406,364
Unbilled rent receivable                                                         665,052                              665,052
Rent, interest, deposits and other receivables                                   300,584                              300,584
Investment in BRT Realty Trust - (related party)                                 240,384                              240,384
Deferred financing costs                                                         510,123                              510,123
Other                                                                             64,614                               64,614
                                                                                  ------      ------------         ----------
                                                                             $57,647,555        $6,500,000        $64,147,555
                                                                             ===========        ==========        ===========


LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
     Mortgages payable                                                       $20,545,247       $ 4,500,000        $25,045,247
     Note payable - bank                                                       4,605,029         2,000,000          6,605,029
     Accrued expenses and other liabilities                                      394,459                              394,459
     Dividends payable                                                           791,945                              791,945
                                                                                 -------       -----------            -------
                                                                              26,336,680         6,500,000         32,836,680
                                                                              ----------         ---------         ----------

Redeemable Convertible Preferred Stock,
     $1 par value; $1.60 cumulative annual dividend;
         2,300,000 shares authorized; 808,776 shares issued;
         liquidation and redemption values of $16.50                          13,106,970                           13,106,970
                                                                              ----------                           ----------

Stockholders' equity:
     Common Stock, $1 par value; 25,000,000 shares authorized;
         1,561,450 and 1,473,642 shares issued and outstanding                 1,561,450                            1,561,450
     Paid-in capital                                                          14,419,609                           14,419,609
     Net unrealized gain on available-for-sale securities                        146,706                              146,706
     Accumulated undistributed net income                                      2,076,140                            2,076,140
                                                                              ----------                           ----------
                                                                              18,203,905                           18,203,905
                                                                              ----------                           ----------
                                                                             $57,647,555       $ 6,500,000        $64,147,555
                                                                             ===========       ===========        ===========


                                 See accompanying notes.



                 ONE LIBERTY PROPERTIES, INC. AND SUBSIDIARIES
              ProForma Condensed Consolidated Statement of Income
                      For the Year Ended December 31, 1997
                                (Unaudited)

                                                                                                   ProForma
                                                                                                   Adjust-
                                                                                Historical         ments (B)        ProForma
                                                                                ----------         ---------        --------

Revenues:
     Rental income                                                             $ 5,341,491       $  843,165      $  6,184,656
     Interest from related parties                                                 832,579                            832,579
     Interest and other income                                                     110,739           (6,000)          104,739
                                                                                  --------         ---------        ---------
                                                                                 6,284,809          837,165         7,121,974
                                                                                 ---------          -------         ---------
Expenses:
     Depreciation and amortization                                               1,023,345          134,000         1,157,345
     Interest - mortgages payable                                                1,517,126          337,500         1,854,626
     Interest - bank                                                               210,305          178,800           389,105
     Leasehold rent                                                                288,833                            288,833
     General and administrative                                                    629,420                -           629,420
                                                                                   -------     ------------           -------

                                                                                 3,669,029          650,300         4,319,329
                                                                                 ---------          -------         ---------

Income before gain on sale of real estate
    and minority interest                                                        2,615,780          186,865         2,802,645

Gain on sale of real estate including minority
    interest share of $215,336                                                     599,251                            599,251
                                                                                ----------   --------------         ---------

Income before minority interest                                                  3,215,031          186,865         3,401,896

Minority interest                                                                 (230,839)         (20,000)         (250,839)
                                                                                -----------     ------------         ---------

Net income                                                                     $ 2,984,192        $ 166,865        $3,151,057
                                                                               ===========       ==========         =========

Calculation of net income applicable to common stockholders:
     Net income                                                                $ 2,984,192                         $3,151,057
     Less dividends and accretion on preferred stock                             1,450,220                          1,450,220
                                                                                 ---------                          ---------
Net income applicable to common stockholders                                   $ 1,533,972                         $1,700,837
                                                                               ===========                         ===========

Weighted average number of common shares outstanding:
         Basic                                                                   1,522,967                          1,522,967
                                                                                =========                          =========
         Diluted                                                                 1,529,203                          1,529,203
                                                                                 =========                          =========

Net income per common share:
         Basic                                                             $         1.01                      $         1.12
                                                                           ==============                      ==============
         Diluted                                                           $         1.00                      $         1.12
                                                                           ==============                      ==============

Cash distributions per share:
     Common Stock                                                          $         1.20
                                                                           ==============

     Preferred Stock                                                       $         1.60
                                                                           ==============




                                                                              See accompanying notes.


Notes to ProForma Financial Statements
                                (Unaudited)


ProForma Condensed Consolidated Balance Sheet
As of December 31, 1997

(A) Reflects the expected acquisition of 300 Gold Street in Brooklyn, New York at December 31, 1997 with cash, borrowings under a mortgage note and borrowings under the line of credit.




ProForma Condensed Consolidated Statement of Income
For the Year Ended December 31, 1997

(B) Reflects the revenues and expenses of 300 Gold Street in Brooklyn, New York in addition to the increase in interest expense associated with additional borrowings and a decrease in interest income as a result of a decrease in cash and cash equivalents as if the property were purchased at January 1, 1997.